UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2022 (October 10, 2022)

Rebus Holdings, Inc.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2629 Townsgate Road, Suite 215

Westlake Village CA 91361

(Address of Principal Executive Offices)

818-661-6302

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation of Liggett & Webb P.A.

On October 10, 2022 (“Effective Date”), Liggett & Webb P.A. (“LW”), the independent registered public accounting firm to Rebus Holdings, Inc. (the “Company”), informed the Company of its decision to resign as its auditor effective as of the Effective Date. The Company’s board of directors accepted the resignation of LW and has begun the selection process to retain a new independent public accounting firm.

During the Company’s most recent two fiscal years and any subsequent interim period prior to the Effective Date, there were not any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure except for an explanatory paragraph in the report regarding substantial doubt about the Company’s ability to continue as a going concern as described below.

Going Concern

The report on the Company’s financial statements as of and for the years ended December 31, 2021 and 2020 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has incurred losses since inception, has no revenues, and a working capital deficit and an accumulated deficit.

During the Company’s two most recent fiscal years ended December 30, 2021 and 2020, and the subsequent interim period through the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided LW with a copy of the disclosures in this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission. A copy of LW’s letter, stating it agrees with the statements made in this report, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
16.1	Letter to SEC from Liggett & Webb P.A. dated October 13, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2022

Rebus Holdings, Inc.

By:	/s/ Raul Silvestre
Raul Silvestre Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
16.1	Letter to SEC from Liggett & Webb P.A. dated October 13, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

3